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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           April 30, 2002
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                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    1-7598                   94-2359345
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)              Number)              Identification No.)


    3100 Hansen Way, Palo Alto, CA                                94304-1030
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 (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code    (650) 493-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

        On April 30, 2002, Mr. John C. Ford, the registrant's Vice President and President, International Operations ("Ford"), filed a Notice of Proposed Sale of Securities Pursuant to Rule 144 Under the Securities Act of 1933 regarding his intention to simultaneously exercise options to purchase 186,000 shares of the registrant's Common Stock and sell such stock on the open market. This exercise and sale is being undertaken by Ford to comply with the distribution of community property in the matter of the dissolution of his marriage.


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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Varian Medical Systems, Inc.


                                         By: /s/ Joseph B. Phair
                                            ------------------------------------
                                         Name:  Joseph B. Phair
                                         Title: Vice President, Administration,
                                                General Counsel & Secretary


Dated:  April 30, 2002


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